xxviii




                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           International Series, Inc.
                (Name of Registrant as Specified In Its Charter)

                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:



                                                INTERNATIONAL SERIES, INC.
                                           Federated International Equity Fund
                                           Federated International Income Fund



Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE COMPANY AVOID ADDITIONAL EXPENSE.


International Series, Inc. (the "Company") will hold a special meeting of shareholders of Federated International Equity Fund and Federated International Income Fund (collectively, the "Funds") on ____________, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. As a shareholder, you have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Directors and changes to the Funds' fundamental investment policies. The Board also recommends amendments to the Articles of Incorporation.

Why are individuals recommended for election to the Board of Directors?
The Funds are devoted to serving the needs of their shareholders, and the Board is responsible for managing the Company's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Company, if applicable.

Why are the Funds' "fundamental policies" being changed or eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o eliminate fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Funds and their shareholders. The Board believes that the proposed changes will be applied responsibly by the Funds' investment adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Company's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why is the Board recommending an amendment to the Articles of Incorporation? The Articles organizing the Company were prepared many years ago. Since then, developments in the investment company industry and changes in the law have resulted in many improvements. The Board is recommending a change to the Articles of Incorporation that permits the Company to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Company time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.
 Federated's toll-free number is 1-800-341-7400.

                             After careful consideration, the Board of Directors
                              has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                   PRELIMINARY

                                        i
                           INTERNATIONAL SERIES, INC.

                       Federated International Equity Fund
                       Federated International Income Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 1999

                  A special meeting of the shareholders of Federated International Equity Fund (the "Equity Fund") and Federated International Income Fund (the "Income Fund") (individually referred to as a "Fund," and collectively referred to as the "Funds"), portfolios of International Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on ___________, 1999 to consider proposals:

                     (1)   To elect five Directors.

                     (2) To make changes to the Funds' fundamental investment policies:

                           (a) To amend the Fund's fundamental investment policy
regarding diversification (Equity Fund only);

                           (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                           (c) To amend the Funds' fundamental investment
policies regarding investments in real estate;

                           (d) To amend the Funds' fundamental investment
policies regarding investments in commodities;

                           (e) To amend the Funds' fundamental investment
policies regarding underwriting securities;

                           (f) To amend the Funds' fundamental investment
policies regarding lending by the Funds;

                           (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                           (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin; and

                           (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets.

                     (3) To eliminate certain fundamental investment policies of the Funds:

                           (a) To remove the Funds' fundamental investment
policies regarding selling securities short;

                           (b) To remove the Funds' fundamental investment
policies regarding investing in oil, gas and minerals;

                           (c) To remove the Funds' fundamental investment policies regarding purchasing securities of Fiduciary Trust Company International; and

                           (d) To remove the Fund's fundamental investment policy regarding purchasing and selling options (Income Fund only).

                     (4) To approve amendments to the Company's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

     The Board of Directors has fixed ___________, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,



                                                               John W. McGonigle
                                                                       Secretary


_____________, 1999


YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting............................

Election of Five Directors......................................................

About the Election of Directors.................................................

Directors Standing for Election.................................................

Nominee Not Presently Serving as a Director.....................................

Approval of Changes to the Funds' Fundamental Investment
     Policies...................................................................

Approval of the Elimination of Certain of the Funds' Fundamental
     Investment Policies .......................................................

Approval of an Amendment to the Company's Articles of Incorporation.............

Information About the Company...................................................

Proxies, Quorum and Voting at the Special Meeting...............................

Share Ownership of the Directors................................................

Director Compensation...........................................................

Officers and Incumbent Directors of the Company.................................

Other Matters and Discretion of Attorneys Named in the Proxy....................

                                   PRELIMINARY


                                 PROXY STATEMENT


                           INTERNATIONAL SERIES, INC.

                       Federated International Equity Fund
                       Federated International Income Fund

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"), which presently consists of two series or portfolios, Federated International Equity Fund (the "Equity Fund") and Federated International Income Fund (the "Income Fund"). The proxies will be voted at a special meeting of shareholders of the Company to be held on __________, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Company. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Company or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Company may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed changes recommended in the investment policies of the Funds, and the proposed amendment to the Company's Articles of Incorporation, and has approved them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about _________, 1999, to shareholders of record at the close of business on ___________, 1999 (the "Record Date"). On the Record Date, the Funds had outstanding the following number of shares of common stock:

                  Equity Fund                        _____________ shares
                  Income Fund                        _____________ shares

         The Funds' annual reports, which include audited financial statements for each Fund for the fiscal year ended November 30, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended May 31, 1998, were also previously mailed to shareholders. The Company will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report and/or semi-annual report. Requests for an annual report or semi-annual report for each Fund may be made by writing to the Company's principal executive offices or by calling the Company. The Company's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Company's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF FIVE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Company. Each of Messrs. Bigley, Mansfield, Murray and Walsh is presently serving as a Director. If elected by shareholders, it is anticipated that Mr. Cunningham will assume his responsibilities as a Director on January 1, 2000. Please see "About the Election of Directors" below for current information about the Nominees, and "Officers and Incumbent Directors of the Company" in this Proxy Statement for information about the Directors who have previously been elected by shareholders.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Mansfield and Walsh were appointed Directors on January 1, 1999, also to fill vacancies resulting from the decision to expand the size of the Board. Mr. Cunningham is being proposed for election as a Director also as a result of the decision to expend the size of the Board.

         All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Funds at the Special Meeting. The five individuals receiving the greatest number of votes at the Special Meeting will be deemed to be elected Directors.

         If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Company. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION
                    TO THE BOARD OF DIRECTORS OF THE COMPANY


About the Election of Directors


         Maryland law does not require the election of the Company's Directors each year, and shareholders should anticipate that, prior to the election of successor Directors, incumbent Directors will hold office during the lifetime of the Company, except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Company. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

         Set forth below is a listing of: (i) Directors standing for election, and (ii) the Nominee standing for election who is not presently serving as a Director, along with their addresses, birthdates, present positions with the Company, if applicable, and principal occupations during the past five years:

Directors Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate:  February 3, 1934

Director

Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate:  December 20, 1932

Director

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

Nominee Not Presently Serving as a Director

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #2(a) to #2(i) and #3(a) to #3(d)

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

         After the Company was formed in 1991, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the Board of Directors and shareholders Board of Directors policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Directors

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Directors

         The recommended changes are specified below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each Proposal for each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Directors of the Company does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investments in the Funds. Nor does the Board of Directors anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.

         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

             PROPOSAL #2(a): TO AMEND THE EQUITY FUND'S FUNDAMENTAL
                   INVESTMENT POLICY REGARDING DIVERSIFICATION

This Proposal Pertains to the Equity Fund Only.

         Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Equity Fund's present policy regarding diversification states:

         "With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value to its total assets would be invested in the securities of that issuer. To comply with certain state restrictions, the Fund will not purchase securities of any issuer if as a result more than 5% of its total assets would be invested in securities of that issuer. (If state restrictions change, this latter restriction may be revised without shareholder approval or notification.) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer."

         In order to afford the Equity Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation. Upon approval of the Equity Fund's shareholders, the fundamental investment policy governing diversification will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires a Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         Equity Fund:
         "The Fund will not issue senior securities except in connection with transactions described in other investment limitations or as required by forward commitments to purchase securities or currencies. The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not purchase securities while outstanding borrowings exceed 5% of the value of its total assets."

         Income Fund:
         "The Fund will not issue senior securities except in connection with transactions described in other investment limitations or as required by forward commitments to purchase securities or currencies. The Fund will not borrow money except from banks or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts up to one-third of the value of its total assets, including the amount borrowed, but entering into future contracts shall not be considered borrowing. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. The Fund will not purchase securities while outstanding borrowings exceed 5% of the value of its total assets."

Senior Securities-Generally. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowings when the amount of the borrowings are added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Funds permit borrowing only as a temporary extraordinary or emergency measure, and restrict the purchase of any new securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements, where permitted by the Funds' policies), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not presently intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, a Fund's policy concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate, and which state:

         Equity Fund:
         "The Fund will not invest in real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein."

         Income Fund:
         "The Fund will not invest in real estate, including limited partnership interests, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein."

         The proposed fundamental investment policy will not permit a Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policies of the Funds governing investments in real estate by each Fund will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, a Fund's policy concerning investments in commodities must be fundamental. Each Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities, commodity contracts or commodities futures contracts, and which provide:

         Equity Fund:
         "The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts, provided that the sum of its initial margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts may not exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts. Further, the Fund may engage in foreign currency transactions and purchase or sell forward contracts with respect to foreign currencies and related options."

         Income Fund:
         "The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts and options thereon, provided that the sum of its initial margin deposits on open contracts will not exceed 5% of the fair market value of the Fund's net assets. Further, the Fund may engage in transactions in foreign currencies and may purchase and sell options on foreign currencies and indices for hedging purposes."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

         The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were disclosed in the Funds' prospectuses or statements of additional information. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for the Funds will state:

         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, a Fund's policy relating to underwriting is required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

         "The Fund will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

This does not constitute a substantive change in the Funds' fundamental policies. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                         REGARDING LENDING BY THE FUNDS

         Under the 1940 Act, each Fund's policy concerning lending must be fundamental. The Funds currently are subject to fundamental investment policies limiting their ability to make loans which state:

         "The Fund will not lend any assets except portfolio securities. This shall not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or its Articles of Incorporation."

         In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental policies specifically permit such investments. In addition, the Funds' fundamental policies explicitly permit the Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets will state:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, a Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Funds currently are subject to fundamental investment policies prohibiting them from concentrating their investments in a single industry. These policies provide:

     Equity Fund: "The Fund will not invest more than 25% of its total assets in securities having their principal business activities in the same industry."

     Income Fund: "The Fund will not invest more than 25% of its total assets in securities of any one government or supranational issuer."

         Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration will provide:

         "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, each Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

         The Company's Board has also approved related non-fundamental investment policies for each Fund, which will be adopted if the new fundamental policy is approved by shareholders, and which provide that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(h):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

         The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that each Fund's existing fundamental policy be replaced with a non-fundamental restriction. Each Fund's current policy provides:

         Equity Fund:
         "The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions, except that the Fund may make margin payments in connection with its use of financial futures contracts or related options and transactions."

         Income Fund:
         "The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and except that the Fund may make margin deposits or payments in connection with its use of options, future contracts and options on future contracts."

         The proposed non-fundamental policy makes some changes in wording from the existing fundamental restriction, and contemplates that the Funds may engage in the same types of transactions as they are presently authorized to do. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, each Fund would become subject to the following non-fundamental policy:

         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(i):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

         The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Company believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policies proposed to be eliminated, which state:

         Equity Fund:
         "The Fund will not mortgage, pledge, or hypothecate assets, except when necessary for permissible borrowings. In those cases, it may pledge assets having a value of 15% of its assets taken at cost. Neither the deposit of underlying securities or other assets in escrow in connection with the writing of put or call options or the purchase of securities on a when-issued basis, nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge."

         Income Fund:
         "The Fund will not mortgage, pledge, or hypothecate securities, except when necessary for permissible borrowings. In those cases, it may pledge assets having a value of 15% of its assets taken at cost. To comply with certain state restrictions, the Fund will limit these transactions to 10% of its net assets at market. If state restrictions change, this latter restriction may be revised without shareholder approval or notification. For purposes of the limitation, (a) the deposit of assets in escrow in connection with the writing of covered call and secured put options and (b) collateral arrangements with respect to (i) the purchase and sale of options and (ii) initial or variation margins for futures contracts, will not be deemed to be pledges of the Fund's assets."

         The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Although each Fund is eliminating its respective percentage limitation on pledging assets, the Funds intend, as a matter of operating policy, to engage in these transactions in the same manner as presently.

         Upon the approval of the elimination of the existing fundamental policy on pledging assets, each Fund would become subject to the following non-fundamental policy:

         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                   PROPOSAL #3: ELIMINATION OF CERTAIN OF THE
                     FUNDS' FUNDAMENTAL INVESTMENT POLICIES

         The Board has determined that certain of the Funds' current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Company has recommended, and the Board has determined, that the policies should be removed. The removal of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities that are permitted investments and that are consistent with their investment objectives and policies.

         The policies being removed are listed below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each change by a Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

           PROPOSAL #3(a): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING SELLING SECURITIES SHORT

         The Funds are not required to have a fundamental investment restriction with respect to short sales of securities. The Funds' restrictions state:

         "The Fund will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of the Fund's net assets. While in a short position, the Fund will retain the securities, rights, or segregated assets."

         To maximize the Funds' flexibility in this area, the Board believes that the Funds' restrictions on short sales of securities should be eliminated. These restrictions were imposed as a result of state law, and NSMIA preempts the requirement. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible or exchangeable for, those sold short.
         Upon the approval by shareholders of Proposal #3(a), the existing fundamental investment restrictions on selling securities short for the Funds will be eliminated.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #3(b): TO REMOVE THE FUNDS' FUNDAMENTAL
            INVESTMENT POLICIES ON INVESTING IN OIL, GAS AND MINERALS

         The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. To maximize the Fund's flexibility in this area, the Board of the Company believes that the Funds' fundamental investment policies on oil, gas and mineral investments should be eliminated. These restrictions were imposed as a result of state law, and NSMIA preempts the requirement. Notwithstanding the elimination of these fundamental policies, the Funds do not expect to invest at this time in oil, gas or mineral exploration or development programs or leases.

         Upon the approval by shareholders of Proposal #3(b), the following fundamental restrictions on investments in oil, gas or minerals for the Funds will be eliminated:

         Equity Fund:
         "The Fund will not invest in interests in oil, gas, or other mineral exploration or development programs, other than debentures or equity stock interests."

     Income Fund: "The Fund will not invest in interests in oil, gas, or other mineral exploration or development programs or leases."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(c): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING PURCHASING SECURITIES OF
                      FIDUCIARY TRUST COMPANY INTERNATIONAL

         Each Fund is presently subject to a fundamental investment restriction that provides:

     "The Fund will not acquire any securities of Fiduciary Trust Company International or its affiliates."

         These policies, which prohibit the Funds' acquisition of securities issued by Fiduciary Trust Company International or its affiliates ("Fiduciary"), were adopted at the time of the Funds' creation, when Fiduciary served as the sub-adviser to the Funds, and were intended to assure that the Funds complied with the 1940 Act requirement that prohibits an investment company from acquiring securities issued by its investment adviser (or sub-adviser). Subsequent to the adoption of these restrictions, Fiduciary ceased to serve as the sub-adviser to the Funds, and thus, there is no legal requirement that the Funds retain these fundamental investment restrictions. As a consequence, management of the Company has proposed eliminating this policy for each Fund. Notwithstanding the elimination of this investment restriction, the Funds do not presently intend to invest in securities issued by Fiduciary. In the event that the Funds were to invest in securities of Fiduciary, such investments would be undertaken in compliance with the Funds' other investment policies and restrictions.

         Upon the approval by shareholders of Proposal #3(c), the fundamental restrictions regarding investing in securities issued by Fiduciary will be eliminated.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

             PROPOSAL #3(d): TO REMOVE THE INCOME FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASING AND SELLING OPTIONS

This Proposal Pertains to the Income Fund Only.

         The Income Fund is presently subject to a fundamental investment restriction that provides:

         "The Fund will not write or purchase options, except that the Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options, provided that no more than 5% of its net assets may be invested in premiums on such options."

         There is no legal requirement that the Fund adopt this restriction, and, as a consequence, management of the Company has proposed that the policy be eliminated. The Fund's investment adviser does not believe that the deletion of the policy will have a material effect on the manner in which the Fund is managed, and does not believe that the elimination will materially increase the risks of investing in the Fund.

         Upon the approval by shareholders of Proposal #3(d), the fundamental investment restriction regarding purchasing and selling options for the Income Fund will be eliminated.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #4: TO APPROVE AN AMENDMENT TO THE COMPANY'S  ARTICLES OF INCORPORATION
     TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

         Mutual funds, such as the Company, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Company, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Incorporation in 1991, and the Articles of Amendment and Restatement (collectively, the "Articles of Incorporation") by the Company in 1994, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Certain items in the Company's current Articles of Incorporation prohibit the Company from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

         Accordingly, the Directors have approved, and have authorized the submission to the shareholders of the Company for their approval, an amendment to the Company's Articles of Incorporation which is described below. If the amendment is approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Special Meeting. The approval of the proposed amendment will require the affirmative vote of a majority of the aggregate number of shares entitled to be cast thereon. (See "Proxies, Quorum and Voting at the Special Meeting" below.)

          Shareholders are being asked to approve an amendment to the Company's Amended and Restated Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Company, or a class or series of the Company, and then redeem all outstanding shares of any series or class of the Company. Currently, a vote of shareholders is required to liquidate the Company, or a class or series thereof. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Company's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Restatement as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Company, or a series or class thereof. If it is determined that it is no longer advisable to continue the Company, or a series or class thereof, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate a class or series of the Company by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Company or any Fund.

         If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

         "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Company then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation, or any affected class or series thereof."

          In the event that the amendment to the Amended and Restated Articles of Incorporation to allow the Directors to liquidate the Company as set forth above are not approved by the shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Restatement, and the Directors will consider what action, if any, should be taken.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                          INFORMATION ABOUT THE COMPANY

Proxies, Quorum and Voting at the Special Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under the Investment Company Act of 1940, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of each Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors and the amendment to the Articles of Incorporation.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals pertaining to the election of Directors and the amendment to the Articles of Incorporation. Holders of one-third of the total number of outstanding shares of each Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

         For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

Share Ownership of the Directors
Officers and Directors of the Company own less than 1% of the Company's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds:

Equity Fund:  [TO BE INSERTED]

Income Fund:  [TO BE INSERTED]

Director Compensation



Name and Position                             Aggregate            Total Compensation Paid From Fund Complex+
With Company                                Compensation
                                           From Company1#
--------------------------------------- -------------------------- -------------------------------------------------------

John F. Donahue*@                                 $0                   $0 for the Company and 54 other
Chairman and Director                                                  investment companies in the Fund Complex

Thomas G. Bigley                              $1,277.32                $113,860.22 for the Company and 54 other
Director                                                               investment companies in the Fund Complex

John T. Conroy, Jr.                           $1,405.25                $125,264.48 for the Company and 54 other
Director                                                               investment companies in the Fund Complex

William J. Copeland                           $1,405.25                $125,264.48 for the Company and 54 other
Director                                                               investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*                      $1,277.32                $113,860.22 for the Company and 54 other
Director                                                               investment companies in the Fund Complex

Peter E. Madden                               $1,277.32                $113,860.22 for the Company and 54 other
Director                                                               investment companies in the Fund Complex

Charles F. Mansfield, Jr.**                       $0                   $0 for the Company and 26 other investment
Director                                                               companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D. @           $1,277.32                $113,860.22 for the Company and 54 other
Director                                                               investment companies in the Fund Complex

Marjorie P. Smuts
Director                                      $1,277.32                $113,860.22 for the Company and 54 other
                                                                       investment companies in the Fund Complex

John S. Walsh**                                   $0                   $0 for the Company and 22 other investment
Director                                                               companies in the Fund Complex

1 Information is furnished for the fiscal year ended November 30, 1998.

# The aggregate compensation is provided for the Company which is comprised of three portfolios.

+ The information is provided for the last calendar year.

* This  Director is deemed to be an  "interested  person" as defined in the 1940
Act.

** Messrs. Mansfield and Walsh became Directors of the Company on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

@ Member of the Executive Committee.

         During the fiscal year ended November 30, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Company. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

         The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Company has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Company's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the Company's system of internal accounting controls.

         Messrs. Conroy, Madden and Murray serve on the Audit Committee. These Directors are not interested Directors of the Company. During the fiscal year ended November 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Directors of the Company

         The executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Company, as well as the incumbent Directors of the Company who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Date Became an Officer and a Director:  March 9, 1984

Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc., Federated Investment Management Company and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate:  June 23, 1937

Director

Date Became a Director:  August 21, 1991

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate:  July 4, 1918

Director

Date Became a Director:  March 9, 1984

Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly: Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc. Previous
Positions: Director, United Refinery; Director, Forbes Fund; Chairman, Pittsburgh Foundation; Chairman, Pittsburgh Civic Light Opera.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birthdate:  October 11, 1932

Director

Date Became a Director:  August 26, 1987

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate:  March 16, 1942

Director

Date Became a Director:  August 21, 1991

Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate:  June 21, 1935

Director

Date Became a Director:  March 9, 1984

Director    or    Trustee    of   the    Federated    Fund    Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; business owner.

Glen R. Johnson
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: May 2, 1929

President

Date Became an Officer:  March 9, 1984

Trustee, Federated Investors, Inc.; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

Date Became an Officer:  June 1, 1995

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc., Federated Investment Management Company, and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  March 9, 1984

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Director, Federated Investment Management Company and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  May 17, 1923

Vice President

Date Became an Officer:  March 9, 1984

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions with Funds Financial Services Division of Federated Investors, Inc.

Henry A. Frantzen
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  November 28, 1942

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Company and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Vice President, Federated Investors, Inc.; formerly: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

Drew J. Collins
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  December 19, 1956

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President and Senior Portfolio Manager, Federated Global Investment Management Corp.; Formerly, Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995; Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994.

         None of the Officers of the Company received salaries from the Company during the fiscal year ended November 30, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to International Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.

  SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary
____________, 1999

                           INTERNATIONAL SERIES, INC.
                       Federated International Equity Fund
                       Federated International Income Fund

Investment Adviser
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International Equity Fund (the "Fund"), a portfolio of International Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on ____________, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Directors of the Company

                                    For                       [   ]

Proposal 1        To elect Thomas G. Bigley,  John F. Cunningham,
Charles F. Mansfield,  Jr., John E. Murray, Jr. and John S. Walsh as
                  Directors of the Company
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2........To make changes to the Fund's fundamental investment policies:

          2(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(c) To amend the Fund's fundamental investment policy regarding investments in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(d) To amend the Fund's fundamental investment policy regarding investments in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          2(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 3: To eliminate certain of the Fund's fundamental investment policies:

          3(a) To remove the Fund's fundamental investment policy regarding selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To remove the Fund's fundamental investment policy regarding purchasing securities of Fiduciary Trust Company International
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 4: To approve an amendment to the Company's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

                                                       YOUR VOTE
                                                       IS
                                                       IMPORTANT
                                                       Please
                                                       complete,
                                                       sign and
                                                       return
                                                       this card
                                                       as soon
                                                       as
                                                       possible.




                                                       Dated


                                                       Signature


                                                       Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903, or through the
                                             Internet at www.proxyvote.com.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International Income Fund (the "Fund"), a portfolio of International Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on ______________, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Directors of the Company

                                    For                       [   ]

Proposal 1 To elect Thomas G. Bigley, John F. Cunningham,  Charles F. Mansfield,
     Jr., John E. Murray, Jr. and John S. Walsh as Directors of the Company

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Fund's fundamental investment policies:

          2(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(c) To amend the Fund's fundamental investment policy regarding investments in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(d) To amend the Fund's fundamental investment policy regarding investments in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          2(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          2(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin FOR [ ] AGAINST [ ] ABSTAIN [ ]

          2(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 3: To eliminate certain of the Fund's fundamental investment policies:

          3(a) To remove the Fund's fundamental investment policy regarding selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(b) To remove the Fund's fundamental investment policy regarding investing in oil, gas and minerals FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(c) To remove the Fund's fundamental investment policy regarding purchasing securities of Fiduciary Trust Company International
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(d) To remove the Fund's fundamental investment policy regarding purchasing and selling options FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 4: To approve an amendment to the Company's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                     YOUR VOTE
                                                     IS
                                                     IMPORTANT
                                                     Please
                                                     complete,
                                                     sign and
                                                     return
                                                     this card
                                                     as soon
                                                     as
                                                     possible.




                                                     Dated


                                                     Signature


                                                     Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903, or through the
                                             Internet at www.proxyvote.com.